UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Definitive Proxy Statement.
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☐ Soliciting Material Pursuant to § 240.14a-12.

CSX Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CSX CORPORATION Shareholder Meeting to be held on 05/06/09 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement • Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/22/09. HOW TO VIEW MATERIALS VIA THE INTERNET CSX CORPORATION 500 WATER STREET Have the 12 Digit Control Number available and visit: JACKSONVILLE, FL 32202 www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. R1CSX1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 05/06/09 Many shareholder meetings have attendance requirements Meeting Time: 10:00 AM EDT including, but not limited to, the possession of an attendance For holders as of: 03/06/09 ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting Meeting Location: attendance. At the meeting, you will need to request a ballot to vote these shares. Baltimore Marriott Inner Harbor at Camden Yards 110 South Eutaw Street Baltimore, MD 21201-1608 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1CSX2

Voting items The Board of Directors recommends you vote “FOR” Items 1 AND 2. 1. Election of Directors Nominees: 01) D. M. Alvarado 07) J. D. McPherson 02) A. Behring 08) Timothy T. O’Toole 03) Sen. J. B. Breaux 09) D. M. Ratcliffe 04) S. T. Halverson 10) D. J. Shepard 05) E. J. Kelly, III 11) M. J. Ward 06) Gilbert H. Lamphere 2. Ratification of selection of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2009. R1CSX3

CSX Announces Internet Availability of Proxy Materials
Effort Will Save 25 Million Pages of Printing
JACKSONVILLE, Fla., (Mar. 24, 2009) — CSX Corporation (NYSE:CSX) today announced that the proxy materials for its 2009 Annual Shareholders Meeting, including its proxy statement and 2008 Annual Report, are now available to shareholders via the Internet under the Securities and Exchange Commission’s Notice and Access rules.
Last year CSX distributed nearly 190,000 annual reports. This year, the company is demonstrating its commitment to the environment and cost control by mailing copies by request only and posting the same information online. The company expects to reduce printing by more than 25 million pages.
Pursuant to the SEC’s Notice and Access rules, CSX is delivering a “Notice Regarding the Availability of Proxy Materials” (the “Notice”) to its shareholders of record instead of paper copies of its proxy materials. The Notice contains instructions regarding how to access and view the proxy materials over the Internet and how to vote electronically over the Internet and in other ways. Shareholders may obtain paper copies of the proxy materials by following the instructions provided on the Notice. In addition, this process provides shareholders the opportunity to join with CSX in continuing to enhance its role in protecting the environment.
CSX’s 2009 Annual Shareholders Meeting will be held on Wednesday, May 6, 2009 at 10:00 a.m., (EDT) at the Baltimore Marriott Inner Harbor at Camden Yards, 110 South Eutaw Street, Baltimore, MD 21201-1608.
In his annual letter to shareholders, Michael Ward, chairman, president and CEO noted that the change in distribution of CSX’s 2008 annual report “represents a small but important example of our environmental leadership.” CSX was the first railroad to join the EPA’s Climate Leaders Program and is committed to developing long-term, comprehensive climate change strategies. For more information about how tomorrow moves responsibly, visit CSX.com in the Responsibility section.

CSX Corporation, based in Jacksonville, Fla., is one of the nation’s leading transportation companies, providing rail, intermodal and rail-to-truck transload services. The company’s transportation network spans approximately 21,000 miles, with service to 23 eastern states and the District of Columbia, and connects to more than 70 ocean, river and lake ports. More information about CSX Corporation and its subsidiaries is available at the company’s web site, www.csx.com.
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ANNUAL MEETING MATERIALS – FREQUENTLY ASKED QUESTIONS
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our 2008 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•	View our proxy materials for the Annual Meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.
How do I vote?
You can vote either in person at the Meeting or by proxy without attending the Meeting. The shares represented by a properly executed proxy will be voted as you direct.

To vote by proxy, you must do one of the following:
•	Vote by Telephone. You can vote your shares by telephone by calling the toll-free number listed in the Notice on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•	Vote by Internet. You can also vote via the Internet by following the instructions in the Notice. The website address for Internet voting is indicated in the Notice. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet.

•	Vote by Mail. If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Meeting.
If you want to vote in person at the Meeting, and you hold your CSX stock in street name (that is, through a bank or broker), you must obtain a proxy from your bank or broker and bring that proxy to the Meeting.
How can I find CSX’s proxy materials and annual report on the Internet?
Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to Be Held on May 6, 2009. This Proxy Statement and the 2008 Annual Report are available on the Company’s Internet website (www.csx.com).